                                                                   EXHIBIT 99.34

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             35
SERVICER REPORT DATE: 12-Aug-02                 BEGINNING:              1-Jul-02
DISTRIBUTION DATE:    15-Aug-02                 ENDING:                31-Jul-02

                      ORIG PRINCIPAL     BEG PRINCIPAL          PRINCIPAL          INTEREST             TOTAL         END PRINCIPAL
                          BALANCE            BALANCE          DISTRIBUTION     DISTRIBUTION (*)      DISTRIBUTION        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A-1 NOTES  $  125,000,000.00   $            0.00                  -     $        0.00                  -   $           0.00
   CLASS A-2 NOTES  $  314,000,000.00   $            0.00   $           0.00     $        0.00                  -   $           0.00
   CLASS A-3 NOTES  $  196,000,000.00   $            0.00   $           0.00     $        0.00                  -   $           0.00
   CLASS A-4 NOTES  $  151,800,000.00   $  141,146,177.45   $  12,292,062.77     $  816,295.39      13,108,358.16   $ 128,854,114.68
------------------------------------------------------------------------------------------------------------------------------------
      NOTE TOTALS   $  786,800,000.00   $  141,146,177.45   $  12,292,062.77     $  816,295.39   $  13,108,358.16   $ 128,854,114.68
------------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                        PRINCIPAL            INTEREST        END PRINCIPAL
                      DISTRIBUTION         DISTRIBUTION         BALANCE
----------------------------------------------------------------------------
   CLASS A-1 NOTES                  -                   -                  -
   CLASS A-2 NOTES                  -                   -                  -
   CLASS A-3 NOTES                  -                   -                  -
   CLASS A-4 NOTES        80.97538057          5.37744001       848.84133517
----------------------------------------------------------------------------
      NOTE TOTALS         80.97538057          5.37744001       848.84133517
----------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             35
SERVICER RPT DATE:    12-Aug-02                 BEGINNING:              1-Jul-02
DISTRIBUTION DATE:    15-Aug-02                 ENDING:                31-Jul-02

     I. Note Distributable Amounts

                       Principal         Interest         Total        Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
                    ----------------------------------------------------------------------------------------------------------------
       CLASS A-1    $              -  $           -  $              -  $                 -  $                -  $                  -
       CLASS A-2    $              -  $           -  $              -  $                 -  $                -  $                  -
       CLASS A-3    $              -  $           -  $              -  $                 -  $                -  $                  -
       CLASS A-4    $  12,292,062.77  $  816,295.39  $  13,108,358.16  $       80.97538057  $       5.37744001  $        86.35282057
                    ----------------------------------------------------------------------------------------------------------------
          TOTAL     $  12,292,062.77  $  816,295.39  $  13,108,358.16  $       80.97538057  $       5.37744001  $        86.35282057

     II. Pool Balance at the end of the Collection Period                                                       $     136,800,325.38

    III. Insurance Premium                                                                                      $          22,013.00

     IV. Spread Account Balance
                    (A) Balance after Deposits/Withdrawals for prior Distribution Date                          $       4,472,771.64
                    (B) Balance after Deposits/Withdrawals for current Distribution Date                        $       4,726,751.99

      V. Spread Account Required Amount                                                                         $       4,104,009.76

     VI. Spread Account Withdrawals
                    (A) Withdrawal to make required payments under 4.03                                         $                  0
                    (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                 $                  0

    VII. Servicing Fee                                                                                                    172,465.63

   VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                        $                  0

     IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                    $                  0

      X. Available Funds                                                                                        $      13,551,220.46

     XI. Insured Payment (if any)                                                                               $                  0

    XII. Note Principal and Interest Carryover Shortfalls

                            Note Principal        Note Interest
                         Carryover Shortfall   Carryover Shortfall      Total
                         -------------------------------------------------------
             CLASS A-1      $         0.00        $         0.00     $      0.00
             CLASS A-2      $         0.00        $         0.00     $      0.00
             CLASS A-3      $         0.00        $         0.00     $      0.00
             CLASS A-4      $         0.00        $         0.00     $      0.00
                         -------------------------------------------------------
                TOTAL       $         0.00        $         0.00     $      0.00

   XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                         Current Distribution Date   Prior Distribution Date
                               Note Principal             Note Principal              Change in Note
                             Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
                         ------------------------------------------------------------------------------------
             CLASS A-1      $          0.00             $          0.00              $          0.00
             CLASS A-2      $          0.00             $          0.00              $          0.00
             CLASS A-3      $          0.00             $          0.00              $          0.00
             CLASS A-4      $          0.00             $          0.00              $          0.00
                         ------------------------------------------------------------------------------------
                TOTAL       $          0.00             $          0.00              $          0.00

                          Prior Distribution Date    Current Distribution Date
                             Note Interest                 Note Interest                 Change in Note
                           Carryover Shortfall           Carryover Shortfall     Interest Carryover Shortfall
                         ------------------------------------------------------------------------------------
             CLASS A-1       $        0.00               $        0.00               $            0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             35
SERVICER RPT DATE:    12-Aug-02                 BEGINNING:              1-Jul-02
DISTRIBUTION DATE:    15-Aug-02                 ENDING:                31-Jul-02

             CLASS A-2       $        0.00               $        0.00               $            0.00
             CLASS A-3       $        0.00               $        0.00               $            0.00
             CLASS A-4       $        0.00               $        0.00               $            0.00
                         ------------------------------------------------------------------------------------
                TOTAL        $        0.00               $        0.00               $            0.00

     IX. Delinquency Ratio

             A. Delinquency Statistics

                   Days                       Outstanding       Past Due
                Delinquent        Units        Principal         Amount
             -------------------------------------------------------------
                   31- 60            743       5,010,260.67     507,673.46
                   61- 90            117         791,536.57     117,289.90
                   91- 120            32         276,544.56      48,524.16
                    121+               0                  -              -
             -------------------------------------------------------------
                   TOTAL             892       6,078,341.80     673,487.52

             B. Delinquency Percentage

                (1) Principal balance of delinquent contracts between 30 and 120
                    days                                                             $    6,078,341.80
                (2) Pool Principal Balance Beginning of Collection Period            $  149,092,388.15
                (3) Delinquency Percentage (Line 1/Line 2)                                        4.08%

      X. Principal Balance of repossessed Financed Vehicles in inventory     Units         Principal
                                                                           ----------   --------------
                                                                                    -   $         0.00

     XI. Liquidation Proceeds received from Defaulted Contracts                         $   284,981.76

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 12-Aug-02                    COLLECTION PERIOD             35
DISTRIBUTION DATE: 15-Aug-02                    BEGINNING:              1-Jul-02
                                                ENDING:                31-Jul-02

I. POOL BALANCE CALCULATION:

A.    Original Pool Balance                                                  794,746,210.70

B.    Beginning of Period Outstanding Pool Balance                           149,092,388.15

C.    Monthly Principal Amounts

      (1)     Monthly Scheduled Payments                                       7,394,220.85
      (2)     Full Prepayments (excluding Purchased Receivables)               4,413,546.66
      (3)     Defaulted Contracts
               during period                                                     486,793.13
      (4)     Receivables becoming Purchased Receivables
               during period                                                              -
      (5)     Other Receivables adjustments                                       (2,497.87)

      Total Monthly Principal Amounts                                         12,292,062.77

D.    Total Monthly Payments allocable to Interest                             1,443,838.24

E.    End of period Outstanding Pool Balance                                 136,800,325.38

F.    Pool Factor                                                                  0.172131

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                         Class A-1   Class A-2   Class A-3       Class A-4
                                                         ---------   ---------   ---------   ----------------
A.   Beginning of period Outstanding Principal Balance           -           -           -     141,146,177.45

B.   Noteholders' Principal Distributable Amount                 -        0.00        0.00      12,292,062.77
C.   Noteholders' Interest Distributable Amount                  -           -        0.00         816,295.39
                                                         ----------------------------------------------------
D.   Note Distributable Amount                                   -           -           -      13,108,358.16
E.   Note Principal Carryover Shortfall                          0           0           0                  0
F.   Note Interest Carryover Shortfall                           0           0           0                  0
G.   Insured Payment                                             0           0           0                  0

H.   End of period Outstanding Principal Balance                 -           -           -     128,854,114.68

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

      A.    Available Funds in Collection Account:
                  (1)   Monthly Scheduled Payments on Receivables during period
                         (including partial prepays)
                        (a)   Principal                                                          7,394,220.85
                        (b)   Interest                                                           1,407,282.56
                  (2)   Full Prepayments collected during period
                        (a)   Principal                                                          4,168,292.18
                        (b)   Interest                                                              34,632.00
                  (3)   Net Liquidation Proceeds collected
                         during period                                                       $     284,981.76
                  (4)   Net Insurance Proceeds collected
                         during period
                        (a)   Principal                                                            245,254.48
                        (b)   Interest                                                               1,923.68
                  (5)   Purchase Amounts deposited in Collection
                         Account                                                                            0
                  (6)   Investment Earnings - Collection Account                             $      14,632.95
                  Total Available Funds in Collection Account                                   13,551,220.46

      B.    Available Funds in Payment Account:

                  (1) Available Funds transferred from Collection Account                    $  13,551,220.46

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             35
SERVICER RPT DATE: 12-Aug-02                    BEGINNING:              1-Jul-02
DISTRIBUTION DATE: 15-Aug-02                    ENDING:                31-Jul-02

                  (2) Amount withdrawn from Spread Account and deposited to Payment Account  $              -
                  (3) Insured Payment deposited to Payment Account                           $              -

                  Total Available Funds in Payment Account                                   $  13,551,220.46

      C.    Distributions from Payment Account:

                  (1) Monthly Servicing Fee                                                  $     172,465.63
                  (2) Unpaid Monthly Servicing Fee for Prior Collection Period                              0
                  (3) Owner Trustee Fees (if paid from Available Funds)                                     0
                  (4) Indenture Trustee Fees (if paid from Available Funds)                                 0
                  (5) Insurance Premium                                                             22,013.00
                  (6) Note Interest Distributable Amount
                              (a)        Class A - 1                                                        -
                              (b)        Class A - 2                                                        -
                              (c)        Class A - 3                                                        -
                              (d)        Class A - 4                                               816,295.39
                  (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                              (a)        Class A - 1                                                        0
                              (b)        Class A - 2                                                        0
                              (c)        Class A - 3                                                        0
                              (d)        Class A - 4                                                        0
                  (8) Note Principal Distributable Amount
                              (a)        Class A - 1                                                        -
                              (b)        Class A - 2                                                        -
                              (c)        Class A - 3                                                        -
                              (d)        Class A - 4                                            12,292,062.77
                  (9)  Reimbursement Amounts Owing to Insurer                                               0
                  (10) Spread Account Deposit (to increase to Required Amount)                     248,383.67
                  (11) Indenture or Owner Trustee Fees (not paid under C)                                   0
                  (12) Re-Liening Expenses                                                                  0
                     (To the extent not paid by Servicer)
                  (13) Transition Costs and Additional Servicing Fee to Successor Servicer                  0
                  (14) After Servicer Default, remaining Available Funds deposited                          0
                        in Note Distribution Account

                  Total Distributions                                                           13,551,220.46

      D.    Excess Available Funds (or shortfall)                                                           -

      E.    Remaining Available Funds to holder of Residual Interest Certificate                            0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                  A. Available Funds Transferred from Collection Account to Payment Account  $  13,551,220.46
                  B. Distributions required under 4.03 (a)(i) through (vii)                  $  13,302,836.79
                  C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)      $              -
                  D. Spread Account withdrawal required to reimburse Insurer for Preference
                     Amounts                                                                                0

V. SPREAD ACCOUNT BALANCE

                  A. Spread Account Balance After Deposit/Disbursements
                        (1) Beginning Spread Account Balance                                 $   4,472,771.64
                        (2) Investment Income Deposited to Spread Account                    $       5,596.68
                        (3) Withdrawal to make required payments under 4.03                  $              -
                        (4) Withdrawal to reimburse Preference Amounts (to Insurer)                         0
                        (5) Deposit to Spread Account after Disbursements                    $     248,383.67
                        (6) Spread Account Balance after Deposit/Disbursments                $   4,726,751.99

                  B. Spread Account Required Amount                                          $   4,104,009.76

                        (1) 3% of Pool Balance                                               $   4,104,009.76

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             35
SERVICER REPORT DATE: 12-Aug-02                 BEGINNING:              1-Jul-02
DISTRIBUTION DATE:    15-Aug-02                 ENDING:                31-Jul-02

                        But in no event less than the lesser of (a) or (b)
                              (a) .5% of Original Pool Balance                                                      $   3,973,731.05
                              (b) Outstanding Principal Amount of All Notes                                         $ 128,854,114.68

                  C. Excess Amount to Insurer for amounts owed under Insurance Agreement
                     (lines A - B)                                                                                                 0

                  D. Excess Amount to Holder of Residual Interest Certificate
                     (lines A - B - C)                                                                              $     622,742.23

VI. INSURED PAYMENTS

                  A. Available Funds Transferred from Collection Account to Payment Account                         $  13,551,220.46
                  B. Available Funds Transferred from Spread Account to Payment Account                             $              0
                  C. Note Interest Distributable Amount                                                                   816,295.39
                  D. Guaranteed Note Principal Amount                                                               $              0
                  E. Deficiency Amount                                                                              $              -
                      (Min:(Lines A+B-C-D) and $0.00)                                                               $              0
                  F. Preference Amount                                                                              $              0
                  G. Insured Payment (lines E+F)                                                                    $              0

                          Note Principal           Note Interest
                       Carryover Shortfall   Carryover Shortfall       Total
           CLASS A-1     $         0.00        $         0.00       $       0.00
           CLASS A-2     $         0.00        $         0.00       $       0.00
           CLASS A-3     $         0.00        $         0.00       $       0.00
           CLASS A-4     $         0.00        $         0.00       $       0.00
        ------------------------------------------------------------------------
              TOTAL      $         0.00        $         0.00       $       0.00

                       Current Distribution Date   Prior Distribution Date
                             Note Principal            Note Principal               Change in Note
                          Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall

           CLASS A-1       $         0.00             $         0.00              $             0.00
           CLASS A-2       $         0.00             $         0.00              $             0.00
           CLASS A-3       $         0.00             $         0.00              $             0.00
           CLASS A-4       $         0.00             $         0.00              $             0.00
        --------------------------------------------------------------------------------------------------
              TOTAL        $         0.00             $         0.00              $             0.00

                       Current Distribution Date   Prior Distribution Date
                              Note Interest             Note Interest                 Change in Note
                           Carryover Shortfall        Carryover Shortfall     Interest Carryover Shortfall
           CLASS A-1       $            0.00          $            0.00            $            0.00
           CLASS A-2       $            0.00          $            0.00            $            0.00
           CLASS A-3       $            0.00          $            0.00            $            0.00
           CLASS A-4       $            0.00          $            0.00            $            0.00
        --------------------------------------------------------------------------------------------------
              TOTAL        $            0.00          $            0.00            $            0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                          $      10,649,726.62

VIII. DELINQUENCY RATIO

                  A. Delinquency Statistics

              Days                     Outstanding           Past Due
           Delinquent      Units        Principal            Amount
        ---------------------------------------------------------------
            31- 60             743   $   5,010,260.67   $    507,673.46
            61- 90             117   $     791,536.57   $    117,289.90
            91- 120             32   $     276,544.56   $     48,524.16
             121+                0   $              -   $             -
        ---------------------------------------------------------------
            TOTAL              892       6,078,341.80        673,487.52

                  B. Delinquency Percentage

                    (1) Principal balance of delinquent contracts between 30 and 120 days    $   6,078,341.80
                    (2) Pool Principal Balance Beginning of Collection Period                $ 149,092,388.15
                    (3) Delinquency Percentage (Line 1/Line 2)                                           4.08%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                COLLECTION PERIOD             35
SERVICER RPT DATE:    12-Aug-02                 BEGINNING:              1-Jul-02
DISTRIBUTION DATE:    15-Aug-02                 ENDING:                31-Jul-02

IX. CUMULATIVE NET LOSS RATIO

                    (1)      Principal Balance of Defaulted Contracts in current Collection
                              Period                                                         $     486,793.13
                    (2)      Cumulative Defaulted Contracts Including
                              Defaulted Contracts in current Collection Period               $  45,398,300.88
                    (3)      Net Liquidation Proceeds collected during current Collection
                              Period                                                         $     284,981.76
                    (4)      Cumulative Net Liquidation Proceeds Including
                              Net Liquidation Proceeds in current Collection Period          $  23,257,937.78
                    (5)      Original Pool Balance                                           $ 794,746,210.70
                    (6)      Cumulative Net Loss Rate (2) minus (4) divided by (5)                       2.79%

X. REPOSSESSED INVENTORY

                                                                                                  Units         Principal
                                                                                                ----------   ---------------
                    A. Principal Balance of repossessed Financed Vehicles (beg.)                         0                 -
                    B. Repossessed Financed Vehicles (Principal)                                             $    599,479.16
                    C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                $    284,981.76
                    D. Realized losses on sale of repossessed Financed Vehicles (Principal)                  $    314,497.40
                                                                                                ----------------------------
                    E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)               0   $             -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of August, 2002


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer